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                                                                   EXHIBIT 10.26


                         United States Exploration, Inc.
                            1560 Broadway, Suite 1900
                             Denver, Colorado 80202




Benson Mineral Group, Inc.
1560 Broadway, Suite 1900
Denver, Colorado 80202

                  Re:      Cost and Expense Sharing Agreement

Gentlemen:

                  On May 18, 2000, we entered into an agreement extending the term of our Executive Employment Agreement with Bruce D. Benson (the "Benson Employment Agreement") through August 6, 2001. We note that the term of the Cost and Expense Sharing Agreement dated August 7, 1997 (the "CESA") between United States Exploration and Benson Mineral Group, Inc. has a term that is coextensive with the term of the Benson Employment Agreement. Please execute a copy of this letter in the space provided below to acknowledge our agreement that the CESA will continue in effect through the extended term of the Benson Employment Agreement.

                                            Yours truly,

                                            United States Exploration, Inc.


                                            By: /s/ Bruce D. Benson
                                                --------------------------------
                                            Date: 12/21/00
                                                 -------------------------------

Acknowledged and agreed:

Benson Mineral Group, Inc.


By: /s/ F. Michael Murphy
    --------------------------------
Date: 12/21/00
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